UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2019

OHA INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00672	20-1371499
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1114 Avenue of the Americas, 27th Fl. New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 852-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.001 per share	OHAI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 12, 2019, OHA Investment Corporation (the “Company”) held its Special Meeting of Stockholders (the “Special Meeting”). As of November 5, 2019, the record date for the Special Meeting, 20,172,392 shares of common stock were eligible to be voted. Of the shares eligible to be voted, 14,678,101 shares were voted in person or by proxy. All matters voted upon at the Special Meeting were approved with the required votes. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, with respect to the following proposals, each of which is described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2019, is set out below:

Proposal 1: Merger Proposal

Proposal to approve the merger of Storm Acquisition Sub Inc. (“Acquisition Sub”) with and into the Company, after which the Company will merge immediately with and into Portman Ridge Finance Corporation (“PTMN”). The voting results were as follows:

Votes For	Votes Against	Abstentions
14,262,989	321,520	93,592

Proposal 2: Adjournment Proposal

Proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of the Special Meeting to approve the merger. The voting results were as follows:

Votes For	Votes Against	Abstentions
14,271,480	310,429	96,192

Item 8.01. Other Events.

On December 12, 2019, the Company issued a press release announcing the voting results from the Special Meeting. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

99.1	Press Release, dated as of December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHA Investment Corporation

By:	/s/ Cory E. Gilbert
Cory E. Gilbert Chief Financial Officer

Date: December 12, 2019